                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 15, 2002
                                                          --------------

                       TRUMP HOTELS & CASINO RESORTS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                          1-13794                             13-3818402
-------------------------------      ------------------------          -------------------------------
(State or other jurisdiction of      (Commission File Number)          (I.R.S. Employer Identification
            incorporation)                                                         Number)

1000 Boardwalk
Atlantic City, New Jersey                                                          08401
---------------------------------------                                          ----------
(Address of Principal Executive Offices)                                         (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                  TRUMP HOTELS & CASINO RESORTS HOLDINGS, L.P.
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                         33-90786                             13-3818407
-------------------------------      ------------------------          -------------------------------
(State or other jurisdiction of      (Commission File Number)          (I.R.S. Employer Identification
        incorporation)                                                             Number)

1000 Boardwalk
Atlantic City, New Jersey                                                          08401
---------------------------------------                                          ----------
(Address of Principal Executive Offices)                                         (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                   TRUMP HOTELS & CASINO RESORTS FUNDING, INC.
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                         33-90786-01                           13-3818405
-------------------------------      ------------------------          -------------------------------
(State or other jurisdiction of      (Commission File Number)          (I.R.S. Employer Identification
        incorporation)                                                             Number)

1000 Boardwalk
Atlantic City, New Jersey                                                          08401
---------------------------------------                                          ----------
(Address of Principal Executive Offices)                                         (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

Item 5. Other Events.

         Filed as an exhibit hereto is a News Release issued by Trump Hotels & Casino Resorts, Inc. on April 16, 2002.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits:

Exhibit No.         Description
-----------         -----------

99.1                News Release issued by Trump Hotels & Casino Resorts, Inc.
                    on April 16, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                TRUMP HOTELS & CASINO RESORTS, INC.

Date: April 17, 2002            By: /s/ Robert M. Pickus
                                    --------------------------------------------
                                 Name:  Robert M. Pickus
                                 Title: Executive Vice President and Secretary



                                TRUMP HOTELS & CASINO RESORTS HOLDINGS, L.P.

                                By: Trump Hotels & Casino Resorts, Inc.,
                                    its general partner

Date: April 17, 2002            By: /s/ Robert M. Pickus
                                    --------------------------------------------
                                Name:  Robert M. Pickus
                                Title: Executive Vice President and Secretary



                                TRUMP HOTELS & CASINO RESORTS FUNDING, INC.

Date: April 17, 2002            By: /s/ Robert M. Pickus
                                    --------------------------------------------
                                Name:  Robert M. Pickus
                                Title: Executive Vice President and Secretary

                                  Exhibit Index
                                  -------------

Exhibit No.         Description                                                               Page No.
-----------         -----------                                                               --------
99.1                News Release issued by Trump Hotels & Casino Resorts, Inc.
                    on April 16, 2002.